SPECIMEN

------------         THIS CERTIFICATE REFLECTS A 1:12 REVERSE SPLIT       --------------
                                 EFFECTIVE JULY 23, 2000                      SHARES
   NUMBER                THIS CERTIFICATE REFLECTS A NAME CHANGE
   01424                           TO MILLENNIUM DIRECT, INC.              -9,999,999.999
-----------                                                               ---------------
                                    KID ROM, INC.                         CUSIP 60037C 20 3

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      SEE REVERSE FOR
                                                                          CERTAIN DEFINITIONS

                            COMMON STOCK                           CUSIP XXXXX
THIS CERTIFIES THAT:   *** Company name test line*** XXX XXX XXX XXX XXX XXX XXX
                       XXX XXX XXX XXX XXX XXX XXX XXX XXX *** Second line of


               ***NINE MILLION NINE HUNDRED NINETY-NINE THOUSAND NINE HUNDRED
is owner of    NINETY-NINE AND NINE HUNDRED NINETY-NINE one thousandths***


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF

                               KID ROM, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed of assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.
This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:	09/13/2000

                            [KID ROM INC. CORPORATE SEAL]


[signature illegible]
     SECRETARY                                                     George S. Balis
                                                                   PRESIDENT


        COUNTERSIGNED BY:
COMPUTERSHARE TRUST COMPANY, INC.
     [SIGNATURE ILLEGIBLE]